Exhibit 991.
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
Accrued Interest Date:                                                                                    Collection Period Ending:
25-Jan-07                                                                                                                 31-Jan-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                           Period #
26-Feb-07                                         ------------------------------                                                 23

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
Balances
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                                                                       Initial            Period End
     Receivables                                                       $1,500,000,024       $550,179,095
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $21,378,384
     Overcollateralization                                                       $137         $2,059,602
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $229,859,109
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $582,314,846
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $18,998,985
           Receipts of Pre-Paid Principal                                 $12,536,644
           Liquidation Proceeds                                              $271,719
           Principal Balance Allocable to Gross Charge-offs                  $328,403
        Total Principal Reduction                                         $32,135,751

        Interest Collections
           Receipts of Interest                                            $1,616,224
           Servicer Advances                                                   $4,269
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $95,391
           Net Investment Earnings                                            $31,392
        Total Interest Collections                                         $1,747,276

     Total Collections                                                    $33,554,624

     Ending Receivables Outstanding                                      $550,179,095

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $233,465
     Current Period Servicer Advance                                           $4,269
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $237,734

Collection Account
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     Deposits to Collection Account                                       $33,554,624

     Distribution Amounts Due
        Servicing Fees Due                                                   $485,262
        Class A Noteholder Interest Distribution Due                       $1,819,180
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $28,211,494
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                 $2,059,602
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $485,262
        Amounts Deposited into Note Distribution Account                  $32,209,794
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $859,568
     Total Distributions from Collection Account                          $33,554,624

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $859,568
     Total Excess Funds Released to the Depositor                            $859,568

Note Distribution Account
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     Amount Deposited from the Collection Account                         $32,209,794
     Interest Distribution to Noteholders                                  $1,938,698
     Principal Distribution to Noteholders                                $30,271,096
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $32,209,794

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $875,772              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance     Per $1,000      Factor
     Class A-1 Notes                                                               $0                 $0          $0.00       0.00%
     Class A-2 Notes                                                               $0                 $0          $0.00       0.00%
     Class A-3 Notes                                                      $30,271,096       $229,859,109        $116.37      88.36%
     Class A-4 Notes                                                               $0       $264,507,000          $0.00     100.00%
     Class B Notes                                                                 $0        $32,375,000          $0.00     100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0             $0
     Class B Interest Carryover Shortfall                                          $0                 $0             $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       37,667             36,664
     Weighted Average Remaining Term                                            32.10              31.15
     Weighted Average Annual Percentage Rate                                    4.21%              4.20%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $500,704,209             91.01%
        1-29 days                                                         $39,084,703              7.10%
        30-59 days                                                         $6,962,391              1.27%
        60-89 days                                                         $1,934,682              0.35%
        90-119 days                                                          $539,510              0.10%
        120+ days                                                            $953,600              0.17%
        Total                                                            $550,179,095            100.00%
        Delinquent Receivables +30 days past due                          $10,390,182              1.89%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $328,403
        Recoveries for Current Period                                         $95,391
        Net Write-Offs for Current Period                                    $233,012

        Cumulative Realized Losses                                         $5,989,303


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,086,166                 50
        Ending Period Repossessed Receivables Balance                      $1,406,614                 59
        Principal Balance of 90+ Day Repossessed Vehicles                    $243,418                 10


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $22,703,859
     Beginning Period Amount                                              $22,703,859
     Current Distribution Date Required Amount                            $21,378,384
     Current Period Release                                                $1,325,475
     Ending Period Amount                                                 $21,378,384
     Next Distribution Date Required Amount                               $20,091,443

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $31,392
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $2,598,782
     Ending Period Target Credit Enhancement OC Amount                     $2,059,602
     Ending Period Amount                                                  $2,059,602
     Current Period Release                                                  $539,180
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